UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 4, 2003

MARATHON OIL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5153	25-0996816
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5555 San Felipe Road, Houston, TX 77056-2723

(Address of Principal Executive Offices)

(713) 629-6600

(Registrant’s telephone number, including area code)

ITEM 7. Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release – “Marathon Appoints Janet F. Clark as Senior Vice President and Chief Financial Officer”.

ITEM 9. Regulation FD Disclosure

On December 4, 2003, Marathon Oil Corporation (Marathon) issued a press release announcing the appointment of Janet F. Clark as Senior Vice President and Chief Financial Officer (Release). Attached is a copy of the Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARATHON OIL CORPORATION

By:	/s/A. G. Adkins

A. G. Adkins Vice President—Accounting and Controller

Dated: December 4, 2003